Annual Operating Expenses - FidelityFixed-IncomeActiveETFs-ComboPRO - FidelityFixed-IncomeActiveETFs-ComboPRO - Fidelity Investment Grade Securitized ETF - Fidelity Investment Grade Securitized ETF	Dec. 30, 2023
Operating Expenses:
Management fee	0.36%
Distribution and/or Service (12b-1) fees	none
Other expenses	0.01%
Total annual operating expenses	0.37%
Fee waiver and/or expense reimbursement	0.01%	[1]
Total annual operating expenses after fee waiver and/or expense reimbursement	0.36%

[1]	AFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent proxy and shareholder meeting expenses exceed 0.003% of the fund's average net assets. This arrangement will remain in effect through December 31, 2024. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.